September 28, 2007

Supplement

SUPPLEMENT DATED SEPTEMBER 28, 2007 TO THE PROSPECTUS OF
MORGAN STANLEY CALIFORNIA TAX-FREE INCOME FUND
Dated April 30, 2007

The second and third paragraphs of the section of the Prospectus entitled ‘‘The Fund — Fund Management’’ are hereby deleted and replaced with the following:

The Fund is managed within the Morgan Stanley Municipals team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio include Steven K. Kreider, Neil Stone and James F. Willison, each a Managing Director of the Investment Adviser, and Joseph R. Arcieri, an Executive Director of the Investment Adviser.

Mr. Kreider has been associated with the Investment Adviser in an investment management capacity since February 1988 and began managing the Fund in September 2007. Mr. Stone has been associated with the Investment Adviser in an investment management capacity since March 1995 and began managing the Fund in September 2007. Mr. Willison has been associated with the Investment Adviser in an investment management capacity since January 1980 and began managing the Fund at its inception in July 1984 through September 2001 and again began managing the Fund in July 2005. Mr. Arcieri has been associated with the Investment Adviser in an investment management capacity since January 1986 and began managing the Fund in February 1997.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CLFSPT1

September 28, 2007

Supplement

SUPPLEMENT DATED SEPTEMBER 28, 2007 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY CALIFORNIA TAX-FREE INCOME FUND
Dated April 30, 2007

The following paragraphs are hereby added to the section of the Fund’s Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services — G. Fund Management — Other Accounts Managed by the Portfolio Managers’’:

As of August 31, 2007:

Steven K. Kreider managed 29 registered investment companies with a total of approximately $29.8 billion in assets; no pooled investment vehicles other than registered investment companies; and 68 other accounts (which include separate accounts managed under certain ‘‘wrap fee programs’’) with a total of approximately $12.4 billion in assets. Of these 68 other accounts, three accounts with a total of approximately $987 million in assets had performance-based fees.

Neil Stone managed 18 registered investment companies with a total of approximately $7.4 billion in assets; no pooled investment vehicles other than registered investment companies; and 18 other accounts (which include separate accounts managed under certain ‘‘wrap fee programs’’) with a total of approximately $4.7 billion in assets.

The following is hereby added to the section of the Fund’s Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services — G. Fund Management — Securities Ownership of Portfolio Managers’’:

As of August 31, 2007, Steven K. Kreider and Neil Stone did not own any securities in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.